• ! NUSCALE" " Powe , lo, c, 11 l 1u,n □ n k;n d Master Services Agreement Cover Page NuScale Contact Information Mailing Address (Contracts/Deliverables) Contracts: Craig Langley Email: CLangley@NuScalePower.com Technical: Per Task Order Email: Per Task Order Address: 1100 NE Circle Blvd. Suite 200 Corvallis, OR 97330 Phone: 541-207-3931 Fax: 541-207-3928 NuScale Accounts Payable Contact Information Billing Address (Invoices only) Attention: Accounts Payable Name: Ellen Holsberry Phone: 971-371-1605 Address: NuScale Power, LLC Fax: 503-7 46-6041 6650 SW Redwood Lane, #210 Email: AccountsPayable2@NuScalePower com Portland, OR 97224 Agreement Number: CO-1218-63820 General Agreement Information Supplier Contact: Jiho Jang Supplier: Doosan Heavy Industries & Construction Co., Ltd. Address: 22, Doosan volvo-ro, Seongsan-gu, Changwon-si, Gyeongsangnam-do, Republic of Korea (South Korea), 51711 Period of Performance: Per Task Order Phone: 412-374-6071 ',t~ Payment Terms: Net 30 Email: - • Jiho.Jang@Doosan.com Agreement Components The following documents are hereby incorporated into this Master Services Agreement (check applicable documents): .1. M.aster Services Agreement Cover Page 2. Master Services Agreement 3. Attachment A, Pricing Schedule 4. Attachment B, Flowdown Terms and Conditions - Department of Energy Subcontractors 5. Attachment C, NuScale Travel Policy for Federally Funded Agreements 6. Attachment D, Third Party Code of Conduct 7. All Task Qrders and associated attachments issued hereunder This Master Services Agreement is effective on the date specified herein as the "Effective Date." By signing below, Supplier acknowledges that it has read and understands the terms and conditions of this Master Services Agreement, and agrees to be bound by them. Doosan Heavy Industries & Construction Co., Ltd. Signature: 1 Printed Name: --....,k-=--_i'T'y_o-'Y\-a~~ ..... ~......,.. ·"'-....:..... _____ _ Title: C~o .,J;- JJ1-1.c:l-e,.vr BGr:-______________ ..;,_-"----'--- Date: _ _._A_,_,.~'-'-':r'i ...... £"---:2J--'q'-'-f½.L...:s---=-)..__O .._/ CJ-+---- S I Pow , LLC. Signatur • ___ _ --...,,_ Title: C Date: NuScale Confidential, Proprietary Class 3 Master Services Agreement Page 1 of24 CERTAIN IDENTIFIED INFORMATION, MARKED BY [**], HAS BEEN EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) IS THE TYPE OF INFORMATION THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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(NOTE: NuScale may use its own termination provision in the contract body; however, as required by federal regulations, any termination provision must allow NuScale to terminate without penalty in the event of a government termination.)

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We will build and sustain a safety conscious workforce in order to ensure the safety of the products we produce, as well as the safety of our employees and our partners. We will earn the respect of our stakeholders by delivering on our promises and demanding excellence of ourselves in the work we produce We are committed to earning the trust of our stakeholders and teammates through transparency, openness, respect, and honesty in our relationships. We treat all people with dignity, respect each other’s perspective and work collaboratively to achieve excellence, and deliver value to our customers, partners, and stakeholders. We solve complex problems and seek creative new ways to deliver solutions that will dramatically improve access to clean, safe, affordable nuclear energy.